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                                                                EXHIBIT 10.39

                                      NOTE

$35,000,000
                                                               October 17, 2000
                                                              Las Vegas, Nevada

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANKERS TRUST COMPANY (the "Lender"), the principal amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000) or such lesser aggregate amount of Advances as may be made by the Lender as part of the Loans pursuant to the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder as part of the Loans and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Loan Agreement dated as of June 29, 1999, by and among the undersigned, as Borrower, the Lenders therein named, the Documentation Agents therein named, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent for the benefit of the Lenders (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date, and without set off, counterclaim or reduction of any kind.

     Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.9 of the Loan Agreement, to the fullest extent permitted by applicable Law.

     Each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Lender in immediately available funds not later than 11:00 a.m., California local time, on the day of payment (which must be a Business Day). All payment received after 11:00 a.m., California local time, on any particular Business Day shall be deemed received on the next succeeding Business Day. All payments shall be made in lawful money of the United States of America.


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     The Lender shall use its best efforts to keep a record of Advances made by it as part of Loans and payments received by it with respect to this Note, and such record shall, subject to Section 10.6(g) of the Loan Agreement, be presumptive evidence of the amounts owing under this Note.

     The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     This Note shall be delivered to and accepted by the Lender in the State of Nevada, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.


                                       ANCHOR GAMING,
                                       a Nevada corporation

                                       By:_____________________________

                                       Title:__________________________















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                      SCHEDULE OF COMMITTED ADVANCES AND
                            PAYMENTS OF PRINCIPAL


Date      Amount      Interest      Amount of      Unpaid      Notation
        of Advance     Period       Principal     Principal     Made by
                                      Paid         Balance

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


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